UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — March 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGSIX

Putnam U.S. Government Income Trust

Semiannual report 3 | 31 | 16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
U.S. Government
Income Trust

Semiannual report
3 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After enduring significant volatility in early 2016, markets around the world have shown fresh signs of strength as investor sentiment has improved. Many factors had fueled turbulence in the financial markets, including oil price volatility, uncertainty about U.S. monetary policy, and concerns about the ripple effects of China’s economic slowdown.

In the United States, investors were encouraged by the Federal Reserve’s decision in March to hold off on raising interest rates and dialing back its 2016 rate-hike forecast to two hikes instead of four. Recent U.S. economic data also have been positive, with improvements in employment, manufacturing, and consumer confidence. Meanwhile, policymakers in Europe, China, Japan, and many emerging markets continue their efforts to lift economic growth rates.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended March 31, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful to consult your financial advisor to ensure that your investment portfolio is aligned with your goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

About the fund

Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBS).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBS with the goal of seeking as high a level of current income as Putnam believes is consistent with preservation of capital. However, investing in MBS carries certain risks. As a result, your fund's team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust.

By seeking opportunities among MBS, your fund's manager seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Mortgage-backed securities have historically delivered solid returns, with fewer ups and downs along the way than stocks.

STOCKS
S&P 500 Index
MORTGAGE-BACKED SECURITIES
Barclays GNMA Index
Return %
40%
30
20
10
0
-10
-20
-30
-40
'84
'88
'93
'98
'03
'08
'13
'15

Annual Returns, 1984–2015

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Understanding mortgage-related securities

MBS *(Mortgage-backed securities):* MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae *(Federal National Mortgage Association)* and **Freddie Mac** *(Federal Home Loan Mortgage Corporation):* Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae *(Government National Mortgage Association):* Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs *(Collateralized mortgage obligations):* CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2 U.S. Government Income Trust

U.S. Government Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	U.S. Government Income Trust

Interview with your fund’s portfolio manager

Mike, what was the market environment like for government securities during the six months ended March 31, 2016?

In many respects, the six-month reporting period was a tale of two halves. During the first half, U.S. government securities and other taxable investment-grade bonds declined slightly. This weak performance was largely the result of the Federal Reserve’s December decision to increase its target for short-term interest rates for the first time since 2006. U.S. Treasury yields modestly rose during this time, and agency mortgage-backed securities [MBS] slightly outpaced Treasuries, as conditions in the mortgage market remained fairly stable.

Interest rates dropped sharply from the beginning of January through February 11, as investor concern about several global economic issues fueled a broad flight from riskier market sectors and into the perceived safety of U.S. Treasuries. Longer-term Treasuries performed very well, leading all major bond-market sectors in January and February. By March, however, investor sentiment turned more positive toward corporate bonds, which rallied materially on the combination of a strong rebound in prices for oil and other commodities, less concern about China’s economy, and cautious rhetoric from the Fed. Within this environment, agency MBS as well as other U.S. government securities lagged Treasuries, as investors

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/16. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

U.S. Government Income Trust	5

flocked to areas of the market with higher risks and potentially higher rewards.

The fund trailed both its benchmark and the average return of its Lipper peer group. What factors hampered its relative performance during the six-month reporting period?

Our interest-rate and yield-curve positioning was the primary detractor versus Barclays GNMA Index, the fund’s benchmark. Consistent with our strategy of de-emphasizing interest-rate risk, the fund’s duration — a key measure of interest-rate sensitivity — was materially shorter than that of the benchmark. This positioning was particularly detrimental in January, when risk-off sentiment fueled demand for Treasuries, driving their prices higher and yields lower.

During January, we began moving the fund’s duration closer to that of the benchmark, and by period-end, it was about one year shorter than the duration of the benchmark. We wanted to continue our defensive posture toward interest-rate risk. At the same time, we thought it was prudent to bring the portfolio’s duration nearer to the benchmark should recurrent bouts of market volatility trigger another flight to quality and a decline in rates.

From a yield-curve perspective, we focused our short-duration positioning on the two-year portion of the curve, since rates in this area are typically highly sensitive to Fed policy.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], produced negative results amid the broad risk-off sentiment during the early months of 2016. Additionally, investors were concerned that the lower interest rates we saw in January and February could spur an increased level of mortgage refinancing that would accelerate prepayment speeds on existing securities.

Which strategies helped performance versus the benchmark?

Security selection among agency pass-throughs slightly aided relative performance. However, the contribution from this part of the portfolio was dampened when the yields over Treasuries on mortgage-backed

Allocations are shown as a percentage of the fund’s net assets as of 3/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value [Non-cash investments] of certain derivatives (the economic value for purposes of calculating periodic payment obligations) including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

6	U.S. Government Income Trust

securities rose and prices declined amid the risk aversion that permeated the marketplace in January and February.

What is your current view of the housing market?

Home prices, as measured by the S&P/ Case-Shiller 20-City Composite Home Price Index, rose 5.6% in 2015. Broadly, housing strength was driven by strong U.S. job growth along with the level of household formations returning to the longer-term average. Additionally, the pace of distressed sales continued to fall. The Fed’s decision to hike rates in December had only a minimal impact on mortgage rates. We expect home-price appreciation to remain positive in 2016 but, in our view, to moderate from last year’s pace, because the market could be modestly held back if mortgage rates rise from their current historically low level.

How did you use derivatives during the period?

We used interest-rate swaps and U.S. Treasury futures in an effort to hedge the risks inherent in the fund’s Treasury term structure risk and yield-curve positioning. We also employed swaptions to try to isolate the prepayment risk associated with our CMO and mortgage pass-through holdings, to hedge duration and convexity, and to help manage overall downside risk. Total return swaps also were used in an effort to hedge sector exposure and gain exposure to specific sectors.

What is your outlook for the months ahead, and how will it affect the fund’s positioning?

We think U.S. gross domestic product may continue to grow at a rate near 2% over the balance of 2016. Furthermore, we expect that the Fed will continue to raise the federal funds rate if economic data indicate that it is appropriate to continue normalizing monetary policy. We believe it’s most likely that the U.S. central bank will hike rates two times this year. However, in our view, the actual pace of tightening will depend on factors such as the health of the labor market, the level

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

U.S. Government Income Trust	7

of inflation, commodity prices, the relative strength of the U.S. dollar, actions by other central banks, and financial-market volatility.

With oil and commodity prices exhibiting greater stability of late, we believe inflation indicators may begin moving higher during the next several months. If this occurs, we think yields on U.S. Treasuries may also begin to rise.

With interest rates still near historic lows at period-end, we expect to continue de-emphasizing interest-rate risk because we believe fixed-income investors are not getting compensated adequately for assuming this risk.

We continue to find prepayment risk attractive, given the prospect of higher interest rates. As a result, we currently plan to rely on our fundamental research expertise to continue seeking investment opportunities in IO CMOs.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8	U.S. Government Income Trust

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

U.S. Government Income Trust	9

IN THE NEWS

Since its introduction in January 2012, the Federal Reserve’s interest-rate path “dot plot” has become something of a must-read for Fed watchers. The dot plot’s origins date to 2011, when the Fed was seeking a way to convey publicly more information about the central bank’s outlook. Before every other Fed meeting, officials on the policy-setting Federal Open Market Committee (FOMC) submit updated forecasts for economic growth, unemployment, inflation, and interest-rate hikes. The dots, published as a graph in the quarterly “Summary of Economic Projections,” represent anonymously delivered forecasts from individual FOMC members. In recent months, the dot plot has been criticized by some for conveying an overly hawkish message, but Federal Reserve Chair Janet Yellen has defended the dot plot, saying it should be used to manage expectations about future hikes and not be viewed as a definitive rate path. Meanwhile, after its March 2016 meeting, the Fed released a dot plot more aligned with current market expectations —reducing the number of rate hikes this year to two from the four predicted in December. So, for now, the Fed and the market appear to be on the same page.

10 U.S. Government Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.47%	6.33%	6.21%	6.21%	5.65%	5.65%	6.16%	6.05%	6.18%	6.64%

10 years	61.17	54.73	52.24	52.24	48.67	48.67	57.69	52.57	56.06	64.69
Annual average	4.89	4.46	4.29	4.29	4.05	4.05	4.66	4.31	4.55	5.12

5 years	10.90	6.46	6.86	5.00	6.74	6.74	9.50	5.94	9.47	12.23
Annual average	2.09	1.26	1.34	0.98	1.31	1.31	1.83	1.16	1.83	2.33

3 years	3.04	–1.08	0.78	–2.13	0.67	0.67	2.22	–1.10	2.24	3.74
Annual average	1.00	–0.36	0.26	–0.72	0.22	0.22	0.73	–0.37	0.74	1.23

1 year	–1.41	–5.35	–2.15	–6.95	–2.23	–3.19	–1.67	–4.86	–1.69	–1.23

6 months	–0.15	–4.15	–0.52	–5.44	–0.59	–1.58	–0.29	–3.53	–0.29	–0.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

U.S. Government Income Trust	11

Comparative index returns For periods ended 3/31/16

		Lipper GNMA Funds
	Barclays GNMA Index	category average*

Annual average (life of fund)	7.55%	6.75%

10 years	60.65	53.64
Annual average	4.85	4.38

5 years	17.53	13.38
Annual average	3.28	2.54

3 years	7.23	4.27
Annual average	2.35	1.40

1 year	2.40	1.16

6 months	1.92	1.15

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/16, there were 61, 60, 57, 54, 42, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.180		$0.132	$0.132	$0.162		$0.162	$0.198

Capital gains	—		—	—	—		—	—

Total	$0.180		$0.132	$0.132	$0.162		$0.162	$0.198

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/15	$13.35	$13.91	$13.28	$13.23	$13.40	$13.85	$13.21	$13.22

3/31/16	13.15	13.70	13.08	13.02	13.20	13.64	13.01	13.02

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	2.74%	2.63%	2.02%	2.03%	2.45%	2.38%	2.49%	3.04%

Current 30-day SEC yield [2]	N/A	2.35	1.72	1.70	N/A	2.14	2.20	2.70

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 U.S. Government Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/15	0.85%	1.58%	1.60%	1.09%	1.10%	0.60%

Annualized expense ratio for the
six-month period ended 3/31/16	0.88%	1.61%	1.63%	1.12%	1.13%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/15 to 3/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.40	$8.03	$8.13	$5.59	$5.64	$3.15

Ending value (after expenses)	$998.50	$994.80	$994.10	$997.10	$997.10	$999.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

U.S. Government Income Trust 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/16, use the following calculation method. To find the value of your investment on 10/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.45	$8.12	$8.22	$5.65	$5.70	$3.18

Ending value (after expenses)	$1,020.60	$1,016.95	$1,016.85	$1,019.40	$1,019.35	$1,021.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 U.S. Government Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee.

They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

U.S. Government Income Trust 15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2016, Putnam employees had approximately $477,000,000 and the Trustees had approximately $127,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 U.S. Government Income Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

U.S. Government Income Trust 17

The fund’s portfolio 3/31/16 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (150.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (107.0%)
Government National Mortgage Association Adjustable Rate
Mortgages 1 7/8s, July 20, 2026	$16,463	$16,858

Government National Mortgage Association Pass-Through Certificates
8 1/2s, December 15, 2019	3,231	3,454
7 1/2s, October 20, 2030	63,893	77,552
5 1/2s, August 15, 2035	398	446
5s, TBA, April 1, 2046	52,000,000	56,359,061
4.687s, June 20, 2045	119,606	135,522
4.667s, May 20, 2045	1,645,492	1,862,356
4.656s, May 20, 2045	6,468,136	7,320,663
4.655s, May 20, 2045	3,900,450	4,420,324
4.654s, June 20, 2045	1,168,781	1,324,610
4.634s, June 20, 2045	2,931,607	3,316,796
4.598s, May 20, 2045	6,680,778	7,547,392
4.554s, May 20, 2045	579,763	655,137
4.542s, August 20, 2065	4,979,114	5,612,912
4.524s, June 20, 2065	268,976	302,491
4.516s, June 20, 2045	251,243	282,577
4.511s, May 20, 2065	5,130,910	5,756,694
4 1/2s, with due dates from June 20, 2034 to October 20, 2045	26,575,172	28,980,915
4 1/2s, March 20, 2046 ##	409,147	449,230
4 1/2s, TBA, April 1, 2046	149,000,000	160,058,601
4.491s, December 20, 2065	5,129,899	5,623,908
4.491s, September 20, 2065	2,328,345	2,622,791
4.489s, October 20, 2065	3,350,308	3,782,980
4.484s, November 20, 2065	1,746,173	1,974,009
4.468s, May 20, 2065	507,126	567,692
4.413s, June 20, 2065	125,636	140,786
4s, with due dates from September 15, 2039 to January 15, 2046	130,919,670	141,720,620
4s, March 20, 2046 ##	1,422,030	1,541,014
4s, March 15, 2046 ##	874,284	951,945
4s, TBA, April 1, 2046	42,000,000	44,910,470
3 1/2s, with due dates from September 15, 2042 to August 20, 2045	218,417,636	232,252,880
3 1/2s, TBA, April 1, 2046	115,000,000	121,576,563
3s, March 20, 2043	1,895,799	1,972,000
3s, TBA, April 1, 2046	215,000,000	222,827,333

1,066,948,582
U.S. Government Agency Mortgage Obligations (43.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, with due dates from August 1, 2044 to March 1, 2046	3,323,142	3,573,398
3 1/2s, with due dates from April 1, 2042 to August 1, 2043	2,280,368	2,407,295
3 1/2s, TBA, April 1, 2046	8,000,000	8,375,938
3s, with due dates from March 1, 2043 to July 1, 2043	7,795,513	7,999,206

18 U.S. Government Income Trust

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (150.3%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from February 1, 2036 to May 1, 2041	$5,355,128	$6,138,288
6s, TBA, April 1, 2046	5,000,000	5,702,344
5 1/2s, February 1, 2035	1,124,271	1,265,828
5 1/2s, TBA, April 1, 2046	44,000,000	49,328,127
4 1/2s, with due dates from April 1, 2041 to December 1, 2044	23,757,030	25,979,011
4 1/2s, TBA, April 1, 2046	8,000,000	8,706,250
4s, with due dates from October 1, 2042 to March 1, 2046	47,681,277	51,499,234
4s, January 1, 2046 ##	1,786,699	1,940,174
4s, TBA, April 1, 2046	6,000,000	6,412,031
3 1/2s, with due dates from June 1, 2042 to January 1, 2046	19,193,374	20,290,933
3 1/2s, November 1, 2045 ##	1,962,636	2,072,574
3 1/2s, October 1, 2045 ##	1,958,705	2,068,117
3 1/2s, TBA, May 1, 2046	2,000,000	2,093,202
3 1/2s, TBA, April 1, 2046	3,000,000	3,145,781
3s, with due dates from October 1, 2042 to May 1, 2045	32,833,460	33,791,302
3s, TBA, May 1, 2046	35,000,000	35,831,250
3s, TBA, April 1, 2046	75,000,000	76,939,455
2 1/2s, March 1, 2043	75,968,475	75,947,705

		431,507,443

Total U.S. government and agency mortgage obligations (cost $1,483,542,204)		$1,498,456,025

MORTGAGE-BACKED SECURITIES (21.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (21.1%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.038s, 2037	$284,817	$469,797
IFB Ser. 2976, Class LC, 22.821s, 2035	1,992,089	3,169,486
IFB Ser. 2979, Class AS, 22.674s, 2034	49,936	54,538
IFB Ser. 3072, Class SM, 22.197s, 2035	819,081	1,270,545
IFB Ser. 3249, Class PS, 20.836s, 2036	290,897	444,570
IFB Ser. 3065, Class DC, 18.551s, 2035	2,894,350	4,275,635
IFB Ser. 2990, Class LB, 15.831s, 2034	2,069,614	2,679,895
IFB Ser. 4136, Class ES, IO, 5.814s, 2042	6,904,006	1,203,660
Ser. 4122, Class TI, IO, 4 1/2s, 2042	6,647,447	1,019,054
Ser. 4024, Class PI, IO, 4 1/2s, 2041	5,620,585	879,352
Ser. 4018, Class DI, IO, 4 1/2s, 2041	3,816,815	511,127
Ser. 4329, Class MI, IO, 4 1/2s, 2026	12,359,696	1,386,879
Ser. 4546, Class PI, IO, 4s, 2045	17,102,865	2,638,972
Ser. 4500, Class GI, IO, 4s, 2045	8,185,468	925,695
Ser. 4425, IO, 4s, 2045	12,174,246	1,461,883
Ser. 4452, Class QI, IO, 4s, 2044 F	9,437,951	1,441,173
Ser. 4116, Class MI, IO, 4s, 2042	15,833,490	2,639,950
Ser. 4019, Class JI, IO, 4s, 2041	8,368,252	1,029,295
Ser. 3996, Class IK, IO, 4s, 2039	11,906,903	1,042,774
Ser. 4015, Class GI, IO, 4s, 2027	7,178,246	888,211
Ser. 4165, Class AI, IO, 3 1/2s, 2043	5,214,713	783,615
Ser. 4150, IO, 3 1/2s, 2043	6,694,201	1,188,254

U.S. Government Income Trust 19

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4136, Class IQ, IO, 3 1/2s, 2042	$9,115,501	$1,250,548
Ser. 4199, Class CI, IO, 3 1/2s, 2037	8,745,887	815,117
FRB Ser. 57, Class 2A1, 3.32s, 2043	22,812	24,535
FRB Ser. 59, Class 2A1, 3.045s, 2043	13,906	14,700
Ser. 4150, Class DI, IO, 3s, 2043	9,662,619	1,108,182
Ser. 4141, Class PI, IO, 3s, 2042	9,220,399	1,056,381
Ser. 4158, Class TI, IO, 3s, 2042	15,184,155	1,740,256
Ser. 4165, Class TI, IO, 3s, 2042	18,245,201	1,930,342
Ser. 4171, Class NI, IO, 3s, 2042	10,413,460	1,052,905
Ser. 4183, Class MI, IO, 3s, 2042	7,816,824	809,823
Ser. 4201, Class JI, IO, 3s, 2041	10,540,517	954,783
Ser. 4215, Class EI, IO, 3s, 2032	10,373,896	1,085,763
Ser. 3939, Class EI, IO, 3s, 2026	12,013,335	843,474
FRB Ser. T-56, Class A, IO, 0.524s, 2043	573,380	9,542
FRB Ser. 8, Class A9, IO, 0.461s, 2028	1,914,221	26,321
FRB Ser. 59, Class 1AX, IO, 0.272s, 2043	4,795,236	48,139
Ser. 48, Class A2, IO, 0.212s, 2033	7,107,435	53,306
Ser. 315, PO, zero %, 2043	10,159,237	8,192,130
Ser. 3369, Class BO, PO, zero %, 2037	7,951	6,946
Ser. 3391, PO, zero %, 2037	29,873	26,382
Ser. 3300, PO, zero %, 2037	99,481	88,873
Ser. 3314, PO, zero %, 2036	27,010	26,417
Ser. 3206, Class EO, PO, zero %, 2036	6,835	6,211
Ser. 3175, Class MO, PO, zero %, 2036	82,345	72,436
Ser. 3210, PO, zero %, 2036	7,282	6,743
Ser. 3326, Class WF, zero %, 2035	26,701	22,267
FRB Ser. T-56, Class 2, IO, zero %, 2043	605,686	—
FRB Ser. 3117, Class AF, zero %, 2036	13,269	10,359
FRB Ser. 3036, Class AS, zero %, 2035	2,444	2,426

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.302s, 2036	484,674	955,865
IFB Ser. 05-74, Class NK, 25.335s, 2035	1,781,563	2,817,087
IFB Ser. 06-8, Class HP, 22.979s, 2036	602,918	1,036,453
IFB Ser. 07-53, Class SP, 22.612s, 2037	715,428	1,116,177
IFB Ser. 08-24, Class SP, 21.696s, 2038	2,923,313	4,214,781
IFB Ser. 05-122, Class SE, 21.585s, 2035	529,495	792,321
IFB Ser. 05-75, Class GS, 18.951s, 2035	308,706	432,620
IFB Ser. 05-106, Class JC, 18.781s, 2035	988,345	1,514,713
IFB Ser. 05-83, Class QP, 16.268s, 2034	278,850	368,768
IFB Ser. 11-4, Class CS, 12.034s, 2040	1,752,838	2,165,553
IFB Ser. 11-123, Class KS, IO, 6.167s, 2041	2,016,573	284,841
IFB Ser. 11-123, Class GS, IO, 6.117s, 2041	10,365,682	1,490,067
IFB Ser. 11-147, Class SP, IO, 5.617s, 2042	9,339,016	1,260,767
IFB Ser. 13-103, Class SK, IO, 5.487s, 2043	3,716,709	904,407
Ser. 15-16, Class MI, IO, 4 1/2s, 2045	8,562,093	1,594,690
Ser. 12-118, Class PI, IO, 4s, 2042	8,411,288	1,317,570
Ser. 12-62, Class MI, IO, 4s, 2041	6,609,935	816,373

20 U.S. Government Income Trust

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 409, Class C16, IO, 4s, 2040	$7,950,762	$1,189,935
Ser. 12-104, Class HI, IO, 4s, 2027	12,396,364	1,466,838
FRB Ser. 03-W14, Class 2A, 3.698s, 2043	24,583	25,886
FRB Ser. 03-W11, Class A1, 3.626s, 2033	1,028	1,076
FRB Ser. 04-W7, Class A2, 3.6s, 2034	12,316	13,820
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	12,873,932	1,372,285
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	3,361,100	431,028
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	8,137,852	1,230,826
Ser. 12-114, Class NI, IO, 3 1/2s, 2041	15,649,074	1,963,411
FRB Ser. 03-W3, Class 1A4, 3.473s, 2042	43,937	46,356
Ser. 13-55, Class IK, IO, 3s, 2043	7,615,102	852,130
Ser. 13-6, Class JI, IO, 3s, 2043	11,929,544	1,299,202
Ser. 12-151, Class PI, IO, 3s, 2043	7,506,039	890,967
Ser. 13-8, Class NI, IO, 3s, 2042	9,322,554	998,013
Ser. 12-145, Class TI, IO, 3s, 2042	8,172,123	678,286
Ser. 13-35, Class IP, IO, 3s, 2042 F	5,599,140	527,290
Ser. 13-55, Class PI, IO, 3s, 2042	12,554,070	1,094,087
Ser. 13-53, Class JI, IO, 3s, 2041	9,490,010	961,338
Ser. 13-23, Class PI, IO, 3s, 2041	9,624,106	729,219
Ser. 13-30, Class IP, IO, 3s, 2041	11,965,825	964,685
Ser. 13-23, Class LI, IO, 3s, 2041	9,132,287	754,327
Ser. 14-28, Class AI, IO, 3s, 2040 F	9,235,291	929,028
FRB Ser. 04-W2, Class 4A, 2.887s, 2044	17,019	18,202
FRB Ser. 07-95, Class A3, 0.683s, 2036	13,676,000	13,190,182
FRB Ser. 01-50, Class B1, IO, 0.397s, 2041	723,922	8,597
Ser. 98-W2, Class X, IO, 0.344s, 2028	11,916,024	580,906
Ser. 01-79, Class BI, IO, 0.304s, 2045	1,959,373	17,987
Ser. 98-W5, Class X, IO, 0.274s, 2028	3,611,988	176,084
Ser. 03-34, Class P1, PO, zero %, 2043	98,842	83,137
Ser. 08-53, Class DO, PO, zero %, 2038	209,543	194,826
Ser. 07-64, Class LO, PO, zero %, 2037	48,120	45,319
Ser. 07-44, Class CO, PO, zero %, 2037	125,662	107,922
Ser. 07-14, Class KO, PO, zero %, 2037	14,729	12,899
Ser. 06-125, Class OX, PO, zero %, 2037	2,747	2,411
Ser. 06-84, Class OT, PO, zero %, 2036	4,397	3,852
Ser. 06-46, Class OC, PO, zero %, 2036	7,394	6,462
Ser. 08-36, Class OV, PO, zero %, 2036	46,602	41,605
FRB Ser. 88-12, Class B, zero %, 2018	1,271	1,266

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.264s, 2036	6,632,844	688,953
IFB Ser. 10-20, Class SC, IO, 5.718s, 2040	2,765,057	461,516
Ser. 14-133, Class IP, IO, 5s, 2044	9,514,834	1,690,405
Ser. 14-76, IO, 5s, 2044	7,709,706	1,329,606
Ser. 13-51, Class QI, IO, 5s, 2043	9,598,334	1,851,191
Ser. 13-3, Class IT, IO, 5s, 2043	4,364,352	758,808
Ser. 13-6, Class OI, IO, 5s, 2043	34,775,031	6,115,537
Ser. 13-16, Class IB, IO, 5s, 2040	3,105,028	124,033

U.S. Government Income Trust 21

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-35, Class UI, IO, 5s, 2040	$3,341,660	$590,592
Ser. 10-9, Class UI, IO, 5s, 2040	16,610,566	2,872,598
Ser. 09-121, Class UI, IO, 5s, 2039	11,155,607	1,976,662
Ser. 12-129, IO, 4 1/2s, 2042	5,378,370	1,055,505
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	5,098,472	551,859
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	12,818,916	2,081,407
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	5,821,640	949,306
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	3,050,405	485,518
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	13,259,713	2,607,473
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	4,464,332	105,492
Ser. 10-116, Class IB, IO, 4 1/2s, 2036	73,455	835
Ser. 15-94, IO, 4s, 2045	27,814,274	6,259,630
Ser. 15-53, Class MI, IO, 4s, 2045	7,702,328	1,697,362
Ser. 15-40, IO, 4s, 2045	7,396,170	1,544,439
Ser. 14-2, Class IL, IO, 4s, 2044	3,142,616	504,735
Ser. 13-165, Class IL, IO, 4s, 2043	4,318,405	675,917
Ser. 12-56, Class IB, IO, 4s, 2042	11,642,769	1,796,682
Ser. 12-47, Class CI, IO, 4s, 2042	5,435,182	827,135
Ser. 14-104, IO, 4s, 2042	10,996,941	1,816,695
Ser. 14-4, Class IK, IO, 4s, 2039	7,005,878	640,370
Ser. 10-114, Class MI, IO, 4s, 2039	7,721,962	607,011
Ser. 14-182, Class BI, IO, 4s, 2039	13,402,563	1,984,196
Ser. 10-116, Class QI, IO, 4s, 2034	733,651	12,839
Ser. 16-4, Class JI, IO, 3 1/2s, 2046	13,304,541	1,479,066
Ser. 15-24, Class CI, IO, 3 1/2s, 2045	4,703,767	940,749
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	14,787,459	1,463,219
Ser. 15-168, Class IG, IO, 3 1/2s, 2043	13,822,209	1,482,003
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	6,879,095	625,035
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	6,315,904	573,105
Ser. 12-136, IO, 3 1/2s, 2042	10,881,281	2,113,199
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	5,567,412	761,650
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	9,884,472	1,184,160
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	4,463,649	308,532
Ser. 14-102, Class IG, IO, 3 1/2s, 2041	5,641,902	663,454
Ser. 15-52, Class KI, IO, 3 1/2s, 2040	7,689,042	821,574
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	5,686,262	456,635
Ser. 14-147, Class MI, IO, 3 1/2s, 2039	13,764,770	668,830
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	2,360,684	256,719
Ser. 15-99, Class TI, IO, 3 1/2s, 2039	11,621,798	1,308,033
Ser. 15-24, Class AI, IO, 3 1/2s, 2037	13,665,146	1,798,520
Ser. 15-24, Class IC, IO, 3 1/2s, 2037	6,432,437	859,123
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	14,432,211	1,721,382
Ser. 14-160, Class IB, IO, 3s, 2040	20,307,540	1,693,649
Ser. 14-141, Class CI, IO, 3s, 2040	6,262,456	612,543
Ser. 14-174, Class AI, IO, 3s, 2029	9,205,087	952,892
Ser. 15-H22, Class GI, IO, 2.564s, 2065	15,519,743	2,289,162
Ser. 16-H03, Class AI, IO, 2.051s, 2066	15,725,984	1,784,679

22 U.S. Government Income Trust

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H20, Class CI, IO, 2.021s, 2065	$22,439,573	$2,709,197
Ser. 15-H24, Class HI, IO, 2.02s, 2065	21,615,688	1,908,665
FRB Ser. 15-H16, Class XI, IO, 2s, 2065	13,288,687	1,686,334
Ser. 15-H25, Class BI, IO, 1.989s, 2065	14,063,651	1,683,419
Ser. 15-H22, Class AI, IO, 1.927s, 2045	23,373,241	2,779,078
Ser. 15-H10, Class HI, IO, 1.915s, 2065	24,656,934	2,850,342
Ser. 15-H23, Class TI, IO, 1.885s, 2065	17,450,057	2,090,517
Ser. 16-H04, Class KI, IO, 1.883s, 2066	16,623,657	1,601,324
Ser. 15-H23, Class DI, IO, 1.834s, 2065	8,883,084	946,795
Ser. 14-H21, Class AI, IO, 1.696s, 2064	20,688,298	2,205,373
FRB Ser. 11-H07, Class FI, IO, 1.226s, 2061	56,545,049	2,934,688
Ser. 10-158, Class OP, PO, zero %, 2040	7,123,250	6,278,438
Ser. 10-151, Class KO, PO, zero %, 2037	1,116,237	969,955
Ser. 06-36, Class OD, PO, zero %, 2036	13,351	11,754
Ser. 06-64, PO, zero %, 2034	17,871	17,468

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	668,667	—
FRB Ser. 98-2, IO, 1.043s, 2027	415,135	—
FRB Ser. 99-2, IO, 0.84s, 2027	953,205	8,341
FRB Ser. 98-3, IO, zero %, 2027	468,422	—

		210,848,318

Total mortgage-backed securities (cost $222,134,462)		$210,848,318

ASSET-BACKED SECURITIES (1.0%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A,
1.433s, 2017	$10,145,000	$10,145,000

Total asset-backed securities (cost $10,145,000)		$10,145,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.5%)*

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC
1.73875/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.73875	$167,931,000	$1,820,372

(2.15625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/2.15625	167,931,000	1,679

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	140,456,400	140

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	19,681,500	389,458

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	19,681,500	158,613

Goldman Sachs International
1.149/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.149	239,585,500	1,399,179

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	140,456,400	140

U.S. Government Income Trust 23

PURCHASED SWAP OPTIONS OUTSTANDING (0.5%)* cont.

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date cont.	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(1.805)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.805	$383,923,800	$767,848

1.445/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.445	383,923,800	445,352

2.19/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.19	12,594,800	158,065

(1.365)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.365	327,539,800	85,160

2.15/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.15	12,594,800	69,020

0.975/3 month USD-LIBOR-BBA/Apr-21	Apr-16/0.975	327,539,800	45,856

Total purchased swap options outstanding (cost $12,991,130)			$5,340,882

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/$101.16	$62,000,000	$155,000

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.91	62,000,000	122,760

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.30	39,000,000	111,150

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.22	39,000,000	103,350

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.11	39,000,000	93,600

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.84	39,000,000	72,930

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.91	41,000,000	300,940

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.81	41,000,000	275,520

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.69	41,000,000	243,950

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.59	41,000,000	221,810

Total purchased options outstanding (cost $3,938,752)			$1,701,010

SHORT-TERM INVESTMENTS (8.8%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.30% L	Shares	67,140,973	$67,140,973

U.S. Treasury Bills 0.30%, May 19, 2016 Δ §		$6,459,000	6,457,870

U.S. Treasury Bills 0.29%, May 12, 2016 Δ §		3,852,000	3,851,576

U.S. Treasury Bills 0.04%, April 28, 2016 # Δ §		5,167,000	5,166,333

U.S. Treasury Bills 0.11%, April 21, 2016 # Δ §		4,516,000	4,515,738

U.S. Treasury Bills 0.07%, April 14, 2016 Δ		100,000	99,996

U.S. Treasury Bills 0.07%, April 7, 2016 Δ		243,000	242,995

Total short-term investments (cost $87,473,770)			$87,475,481

TOTAL INVESTMENTS

Total investments (cost $1,820,225,318)			$1,813,966,716

24 U.S. Government Income Trust

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $996,926,794.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $904,298,823 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	16	$2,631,000	Jun-16	$(36,032)

U.S. Treasury Note 5 yr (Long)	132	15,993,656	Jun-16	15,206

U.S. Treasury Note 10 yr (Short)	524	68,324,688	Jun-16	(533,089)

U.S. Treasury Note Ultra
10 yr (Short)	107	15,060,250	Jun-16	(31,565)

Total				$(585,480)

U.S. Government Income Trust 25

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/16 (premiums $15,020,095) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC
1.9475/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	$83,965,500	$20,152

(1.9475)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	83,965,500	2,336,760

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	140,456,400	140

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	140,456,400	140

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	19,681,500	834,496

Goldman Sachs International
1.399/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.399	239,585,500	240

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	280,912,800	281

JPMorgan Chase Bank N.A.
(1.17)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	163,769,900	339,004

(2.27)/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.27	12,594,800	388,550

1.17/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	163,769,900	494,585

(1.625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.625	191,961,900	1,034,675

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	11,494,000	1,199,502

1.625/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.625	191,961,900	1,645,112

Total			$8,293,637

WRITTEN OPTIONS OUTSTANDING at 3/31/16 (premiums $3,938,750) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$100.45	$62,000,000	$79,360

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.20	62,000,000	62,000

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.63	39,000,000	58,890

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.56	39,000,000	55,380

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.44	39,000,000	49,140

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.75	62,000,000	39,680

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.19	39,000,000	38,220

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.95	39,000,000	30,420

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.50	62,000,000	30,380

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.91	39,000,000	28,860

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.77	39,000,000	25,350

26 U.S. Government Income Trust

WRITTEN OPTIONS OUTSTANDING at 3/31/16 (premiums $3,938,750) (Unaudited) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$99.53	$39,000,000	$19,890

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/102.14	41,000,000	133,660

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/102.05	41,000,000	119,310

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.92	41,000,000	102,090

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.83	41,000,000	90,200

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.38	41,000,000	48,790

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.28	41,000,000	42,640

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.16	41,000,000	35,670

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.06	41,000,000	31,160

Total			$1,121,090

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$19,313,450	$(473,237)	$407,128

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	19,313,450	(490,735)	295,496

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	38,607,400	(255,272)	25,867

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	77,214,800	(542,434)	22,392

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	19,313,450	(513,892)	(469,838)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	19,313,450	(540,777)	(504,274)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	84,592,900	560,428	553,238

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	84,592,900	540,777	532,089

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	77,214,800	236,432	(136,670)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	154,429,600	494,175	(253,265)

U.S. Government Income Trust 27

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	$84,592,900	$487,027	$(504,174)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	84,592,900	482,180	(637,831)

Total			$(15,328)	$(669,842)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/16 (proceeds receivable $111,149,609) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 4s,
April 1, 2046	$1,000,000	4/13/16	$1,067,422

Federal Home Loan Mortgage Corporation, 3 1/2s,
April 1, 2046	4,000,000	4/13/16	4,187,969

Federal National Mortgage Association, 4s, April 1, 2046	55,000,000	4/13/16	58,776,954

Federal National Mortgage Association, 3 1/2s,
April 1, 2046	2,000,000	4/13/16	2,097,187

Federal National Mortgage Association, 3s, April 1, 2046	40,000,000	4/13/16	41,034,376

Government National Mortgage Association, 4 1/2s,
April 1, 2046	1,000,000	4/20/16	1,074,219

Government National Mortgage Association, 4s,
April 1, 2046	3,000,000	4/20/16	3,207,891

Total			$111,446,018

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$83,965,500	$1,090,443	3/30/26	1.91%	3 month USD-	$(1,003,500)
				LIBOR-BBA

36,890,600	(487)	3/16/26	3 month USD-	1.79701%	547,542
			LIBOR-BBA

428,875,800 E	964,066	6/15/18	1.20%	3 month USD-	(1,598,467)
				LIBOR-BBA

108,328,800 E	763,038	6/15/26	1.90%	3 month USD-	(1,440,044)
				LIBOR-BBA

5,599,400 E	1,530	6/15/21	1.45%	3 month USD-	(58,311)
				LIBOR-BBA

23,090,500	(305)	3/17/26	1.787%	3 month USD-	(320,142)
				LIBOR-BBA

36,890,600	(487)	3/16/26	3 month USD-	1.79882%	553,841
			LIBOR-BBA

36,890,600	(487)	3/16/26	3 month USD-	1.8005%	559,732
			LIBOR-BBA

36,890,600	(487)	3/16/26	3 month USD-	1.80312%	568,885
			LIBOR-BBA

28 U.S. Government Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$36,890,600	$(487)	3/16/26	3 month USD-	1.80242%	$566,439
			LIBOR-BBA

12,094,100 E	(82,455)	6/15/46	3 month USD-	2.25%	185,369
			LIBOR-BBA

1,511,400 E	(51)	4/5/46	2.2375%	3 month USD-	(33,973)
				LIBOR-BBA

26,300,000	(347)	3/18/26	1.78722%	3 month USD-	(364,178)
				LIBOR-BBA

26,300,000	(347)	3/18/26	1.79757%	3 month USD-	(389,972)
				LIBOR-BBA

37,819,600	(499)	3/21/26	1.7325%	3 month USD-	(322,600)
				LIBOR-BBA

37,819,600	(499)	3/21/26	1.73%	3 month USD-	(313,648)
				LIBOR-BBA

5,037,900	(67)	3/30/26	1.73%	3 month USD-	(39,807)
				LIBOR-BBA

Total	$2,732,072				$(2,902,834)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$2,104,966	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(18,352)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,037,258	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,043)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
1,029,343	—	1/12/40	4.50% (1 month	Synthetic MBX Index	5,547
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,839,784	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(16,329)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

137,188	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,196)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,646,254	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,352)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

116,020	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(1,023)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

U.S. Government Income Trust 29

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,004,131	$—	1/12/40	4.00% (1 month	Synthetic MBX Index	$16,825
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

45,001,602	—	1/12/40	4.00% (1 month	Synthetic MBX Index	252,035
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,117,370	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,112)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,980,031	—	1/12/40	4.00% (1 month	Synthetic MBX Index	27,891
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

122,034	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(47)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

61,041	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	246
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

61,041	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	246
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

146,606	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	590
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

142,753	—	1/12/40	4.50% (1 month	Synthetic TRS Index	(1,363)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

24,525	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	99
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,990,641	—	1/12/34	(5.50%) 1 month	Synthetic TRS Index	4,601
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

35,122,742	—	1/12/41	5.00% (1 month	Synthetic MBX Index	44,765
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,988,308	—	1/12/40	4.50% (1 month	Synthetic MBX Index	16,105
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,484,253	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	2,116
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,498,312	—	1/12/39	5.50% (1 month	Synthetic TRS Index	(14,085)
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

4,037,826	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(17,964)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

30 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,080,962	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(803)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,044,531	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	46,067
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,455,892	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(14,443)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

11,237,300	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(31,298)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

6,773,344	—	1/12/40	5.00% (1 month	Synthetic MBX Index	10,740
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

35,895,408	—	1/12/41	5.00% (1 month	Synthetic MBX Index	96,175
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

63,181,682	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(218,405)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

19,578,276	—	1/12/41	5.00% (1 month	Synthetic MBX Index	52,457
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Citibank, N.A.
59,413	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	239
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Credit Suisse International
592,881	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,589
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,795,745	—	1/12/36	5.00% (1 month	Synthetic TRS Index	(12,863)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,990,641	—	1/12/34	5.50% (1 month	Synthetic TRS Index	(4,601)
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

61,041	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	246
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,064,389	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(18,323)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

268,903	—	1/12/41	5.00% (1 month	Synthetic MBX Index	343
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

U.S. Government Income Trust 31

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$4,519,238	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$41,270
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,281,770	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(35,785)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,023,112	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,638)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

42,615	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(423)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

13,672,821	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(166,184)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,103,894	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(13,417)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,087,615	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(14,863)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,202,006	(30,074)	1/12/41	(4.00%) 1 month	Synthetic TRS Index	18,106
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG
90,179	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(814)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

142,753	—	1/12/40	(4.50%)1 month	Synthetic TRS Index	1,363
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

80,891	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(713)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

314,045	—	1/12/41	4.50% (1 month	Synthetic MBX Index	1,447
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

2,795,745	—	1/12/36	(5.00%) 1 month	Synthetic TRS Index	12,863
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Goldman Sachs International
3,334,904	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,287)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,572,657	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(993)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

32 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$7,592,606	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(14,354)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,887,314	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,114)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,565,603	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(40,523)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,565,603	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(40,523)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,394,190	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,190)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,650,765	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,706)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,918,219	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	11,749
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

44,345	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	179
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,516,049	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(13,688)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,886,009	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(5,456)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,484,731	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(959)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,868,243	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,288)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,357,832	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,296)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,019,882	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(20,809)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

223,174	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(771)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

595,150	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,057)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

U.S. Government Income Trust 33

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$529,643	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(1,831)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

739,716	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(285)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

398,513	—	1/12/41	(4.00%) 1 month	Synthetic MBX Index	(2,229)
			USD-LIBOR	4.00% 30 year Ginnie
				Mae II pools

3,397,644	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,311)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,248,090	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(46,581)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,362,477	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(29,844)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,554,351	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(10,500)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,203,846	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,214)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,412,519	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	40,296
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,095,554	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(13,316)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,123,880	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	11,149
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
669,241	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,835)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,412,816	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	40,297
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Total	$(30,074)				$(200,758)

34 U.S. Government Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$10,145,000

Mortgage-backed securities	—	186,313,433	24,534,885

Purchased options outstanding	—	1,701,010	—

Purchased swap options outstanding	—	5,340,882	—

U.S. government and agency mortgage obligations	—	1,492,832,117	5,623,908

Short-term investments	67,140,973	20,334,508	—

Totals by level	$67,140,973	$1,706,521,950	$40,303,793

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(585,480)	$—	$—

Written options outstanding	—	(1,121,090)	—

Written swap options outstanding	—	(8,293,637)	—

Forward premium swap option contracts	—	(669,842)	—

TBA sale commitments	—	(111,446,018)	—

Interest rate swap contracts	—	(5,634,906)	—

Total return swap contracts	—	(170,684)	—

Totals by level	$(585,480)	$(127,336,177)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

U.S. Government Income Trust 35

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/		Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	from	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion) #	purchases	sales	Level 3†	Level 3†	3/31/16

Asset-backed
securities	$—	$—	$—	$—	$10,145,000	$—	$—	$—	$10,145,000

Mortgage-
backed
securities	$12,211,524	(1,422,316)	—	1,239,548	12,506,129	—	—	—	$24,534,885

U.S.
government
and agency
mortgage
obligations	$—	—	—	18,792	5,566,933	38,183	—	—	$5,623,908

Totals	$12,211,524	$(1,422,316)	$—	$1,258,340	$28,218,062	$38,183	$—	$—	$40,303,793

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $1,258,340 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

36 U.S. Government Income Trust

Statement of assets and liabilities 3/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,753,084,345)	$1,746,825,743
Affiliated issuers (identified cost $67,140,973) (Notes 1 and 5)	67,140,973

Interest and other receivables	7,328,034

Receivable for shares of the fund sold	1,304,845

Receivable for investments sold	4,361,273

Receivable for sales of delayed delivery securities (Note 1)	85,968,630

Receivable for variation margin (Note 1)	3,938,834

Unrealized appreciation on forward premium swap option contracts (Note 1)	1,836,210

Unrealized appreciation on OTC swap contracts (Note 1)	757,641

Premium paid on OTC swap contracts (Note 1)	30,074

Prepaid assets	59,796

Total assets	1,919,552,053

LIABILITIES

Payable for investments purchased	5,083,181

Payable for purchases of delayed delivery securities (Note 1)	784,376,683

Payable for shares of the fund repurchased	2,052,534

Payable for compensation of Manager (Note 2)	335,037

Payable for custodian fees (Note 2)	45,899

Payable for investor servicing fees (Note 2)	287,102

Payable for Trustee compensation and expenses (Note 2)	508,342

Payable for administrative services (Note 2)	3,625

Payable for distribution fees (Note 2)	594,068

Payable for variation margin (Note 1)	4,845,746

Unrealized depreciation on OTC swap contracts (Note 1)	958,399

Unrealized depreciation on forward premium swap option contracts (Note 1)	2,506,052

Written options outstanding, at value (premiums $18,958,845) (Notes 1 and 3)	9,414,727

TBA sale commitments, at value (proceeds receivable $111,149,609) (Note 1)	111,446,018

Other accrued expenses	167,846

Total liabilities	922,625,259

Net assets	$996,926,794

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,083,421,504

Undistributed net investment income (Note 1)	14,815,265

Accumulated net realized loss on investments (Note 1)	(99,940,168)

Net unrealized depreciation of investments	(1,369,807)

Total — Representing net assets applicable to capital shares outstanding	$996,926,794

(Continued on next page)

U.S. Government Income Trust 37

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($782,085,931 divided by 59,494,165 shares)	$13.15

Offering price per class A share (100/96.00 of $13.15)*	$13.70

Net asset value and offering price per class B share ($16,050,818 divided by 1,227,278 shares)**	$13.08

Net asset value and offering price per class C share ($63,165,114 divided by 4,850,049 shares)**	$13.02

Net asset value and redemption price per class M share ($13,435,157 divided by 1,017,814 shares)	$13.20

Offering price per class M share (100/96.75 of $13.20)†	$13.64

Net asset value, offering price and redemption price per class R share
($24,432,478 divided by 1,877,846 shares)	$13.01

Net asset value, offering price and redemption price per class Y share
($97,757,296 divided by 7,507,013 shares)	$13.02

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38 U.S. Government Income Trust

Statement of operations Six months ended 3/31/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $59,637 from investments in affiliated issuers) (Note 5)	$6,276,075

Total investment income	6,276,075

EXPENSES

Compensation of Manager (Note 2)	2,018,461

Investor servicing fees (Note 2)	853,962

Custodian fees (Note 2)	61,372

Trustee compensation and expenses (Note 2)	43,489

Distribution fees (Note 2)	1,514,642

Administrative services (Note 2)	17,334

Other	228,892

Total expenses	4,738,152

Expense reduction (Note 2)	(1,213)

Net expenses	4,736,939

Net investment income	1,539,136

Net realized loss on investments (Notes 1 and 3)	(11,550,178)

Net realized loss on swap contracts (Note 1)	(11,672,700)

Net realized gain on futures contracts (Note 1)	4,553

Net realized gain on written options (Notes 1 and 3)	17,852,346

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	2,071,266

Net loss on investments	(3,294,713)

Net decrease in net assets resulting from operations	$(1,755,577)

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust 39

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/16*	Year ended 9/30/15

Operations:
Net investment income	$1,539,136	$23,608,734

Net realized loss on investments	(5,365,979)	(4,418,056)

Net unrealized appreciation (depreciation) of investments	2,071,266	(23,064,838)

Net decrease in net assets resulting from operations	(1,755,577)	(3,874,160)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(10,936,923)	(20,142,427)

Class B	(166,237)	(304,565)

Class C	(656,643)	(1,121,475)

Class M	(168,762)	(319,493)

Class R	(297,401)	(581,086)

Class Y	(1,493,300)	(2,490,438)

Increase (decrease) from capital share transactions (Note 4)	(68,729,817)	33,353,530

Total increase (decrease) in net assets	(84,204,660)	4,519,886

NET ASSETS

Beginning of period	1,081,131,454	1,076,611,568

End of period (including undistributed net investment
income of $14,815,265 and $26,995,395, respectively)	$996,926,794	$1,081,131,454

*Unaudited.

The accompanying notes are an integral part of these financial statements.

40 U.S. Government Income Trust

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U.S. Government Income Trust 41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	>Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
March 31, 2016**	$13.35	.02	(.04)	(.02)	(.18)	—	(.18)	—	$13.15	(.15)*	$782,086	.44*	.18*	634* [e]
September 30, 2015	13.70	.30	(.33)	(.03)	(.32)	—	(.32)	—	13.35	(.27)	857,238.85		2.20	1,388 [e]
September 30, 2014	13.30	.26	.37	.63	(.23)	—	(.23)	—	13.70	4.80	863,612.86		1.95	1,346 [e]
September 30, 2013	13.69	.16	(.28)	(.12)	(.27)	—	(.27)	—	13.30	(.89)	983,687.87		1.22	1,441 [f]
September 30, 2012	14.25	.20	.28	.48	(.54)	(.50)	(1.04)	—	13.69	3.54	1,250,546.86		1.43	512 [f]
September 30, 2011	15.00	.46	.31	.77	(.52)	(1.00)	(1.52)	— [b,g]	14.25	5.60	1,290,113.84		3.16	496 [f]

Class B
March 31, 2016**	$13.28	(.03)	(.04)	(.07)	(.13)	—	(.13)	—	$13.08	(.52)*	$16,051	.80*	(.19)*	634* [e]
September 30, 2015	13.63	.20	(.33)	(.13)	(.22)	—	(.22)	—	13.28	(1.01)	17,272	1.58	1.46	1,388 [e]
September 30, 2014	13.23	.17	.36	.53	(.13)	—	(.13)	—	13.63	4.05	21,352	1.59	1.23	1,346 [e]
September 30, 2013	13.62	.06	(.28)	(.22)	(.17)	—	(.17)	—	13.23	(1.64)	27,553	1.60	.48	1,441 [f]
September 30, 2012	14.18	.09	.29	.38	(.44)	(.50)	(.94)	—	13.62	2.83	44,352	1.59	.65	512 [f]
September 30, 2011	14.93	.34	.33	.67	(.42)	(1.00)	(1.42)	— [b,g]	14.18	4.84	37,213	1.56	2.40	496 [f]

Class C
March 31, 2016**	$13.23	(.03)	(.05)	(.08)	(.13)	—	(.13)	—	$13.02	(.59)*	$63,165	.81*	(.20)*	634* [e]
September 30, 2015	13.58	.20	(.34)	(.14)	(.21)	—	(.21)	—	13.23	(1.02)	68,042	1.60	1.45	1,388 [e]
September 30, 2014	13.18	.16	.37	.53	(.13)	—	(.13)	—	13.58	4.05	73,828	1.61	1.21	1,346 [e]
September 30, 2013	13.57	.06	(.28)	(.22)	(.17)	—	(.17)	—	13.18	(1.66)	99,052	1.62	.46	1,441 [f]
September 30, 2012	14.13	.09	.29	.38	(.44)	(.50)	(.94)	—	13.57	2.81	170,247	1.61	.63	512 [f]
September 30, 2011	14.90	.34	.30	.64	(.41)	(1.00)	(1.41)	— [b,g]	14.13	4.71	143,059	1.59	2.40	496 [f]

Class M
March 31, 2016**	$13.40	.01	(.05)	(.04)	(.16)	—	(.16)	—	$13.20	(.29)*	$13,435	.56*	.06*	634* [e]
September 30, 2015	13.75	.27	(.34)	(.07)	(.28)	—	(.28)	—	13.40	(.53)	14,451	1.09	1.95	1,388 [e]
September 30, 2014	13.34	.23	.38	.61	(.20)	—	(.20)	—	13.75	4.58	16,562	1.10	1.71	1,346 [e]
September 30, 2013	13.74	.13	(.30)	(.17)	(.23)	—	(.23)	—	13.34	(1.22)	19,102	1.11	.98	1,441 [f]
September 30, 2012	14.29	.17	.28	.45	(.50)	(.50)	(1.00)	—	13.74	3.34	22,555	1.10	1.21	512 [f]
September 30, 2011	15.03	.42	.33	.75	(.49)	(1.00)	(1.49)	— [b,g]	14.29	5.40	25,907	1.08	2.92	496 [f]

Class R
March 31, 2016**	$13.21	—b	(.04)	(.04)	(.16)	—	(.16)	—	$13.01	(.29)*	$24,432	.56*	.01*	634* [e]
September 30, 2015	13.56	.26	(.33)	(.07)	(.28)	—	(.28)	—	13.21	(.53)	23,513	1.10	1.94	1,388 [e]
September 30, 2014	13.16	.23	.37	.60	(.20)	—	(.20)	—	13.56	4.57	32,104	1.11	1.68	1,346 [e]
September 30, 2013	13.55	.13	(.29)	(.16)	(.23)	—	(.23)	—	13.16	(1.17)	33,159	1.12	.98	1,441 [f]
September 30, 2012	14.11	.14	.30	.44	(.50)	(.50)	(1.00)	—	13.55	3.32	36,900	1.11	1.06	512 [f]
September 30, 2011	14.88	.42	.30	.72	(.49)	(1.00)	(1.49)	— [b,g]	14.11	5.25	24,466	1.09	2.95	496 [f]

Class Y
March 31, 2016**	$13.22	.04	(.04)	—b	(.20)	—	(.20)	—	$13.02	(.02)*	$97,757	.31*	.28*	634* [e]
September 30, 2015	13.58	.33	(.34)	(.01)	(.35)	—	(.35)	—	13.22	(.08)	100,614.60		2.48	1,388 [e]
September 30, 2014	13.19	.29	.37	.66	(.27)	—	(.27)	—	13.58	5.04	69,154.61		2.19	1,346 [e]
September 30, 2013	13.58	.19	(.28)	(.09)	(.30)	—	(.30)	—	13.19	(.63)	54,316.62		1.45	1,441 [f]
September 30, 2012	14.14	.21	.30	.51	(.57)	(.50)	(1.07)	—	13.58	3.85	98,575.61		1.56	512 [f]
September 30, 2011	14.90	.50	.30	.80	(.56)	(1.00)	(1.56)	— [b,g]	14.14	5.83	65,227.59		3.47	496 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 U.S. Government Income Trust	U.S. Government Income Trust 43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	1,876%

September 30, 2012	1,361

September 30, 2011	1,184

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

44 U.S. Government Income Trust

Notes to financial statements 3/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through March 31, 2016.

Putnam U.S. Government Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in U.S. government securities. The fund may invest up to 20% of the fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that Putnam Management determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

U.S. Government Income Trust 45

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

46 U.S. Government Income Trust

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest

U.S. Government Income Trust 47

rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to gain exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to

48 U.S. Government Income Trust

certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,023,008 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,383,652 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,115,356 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$72,645,684	$12,434,860	$85,080,544

U.S. Government Income Trust 49

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $7,832,377 of certain losses recognized during the period from November 1, 2014 to September 30, 2015 to its fiscal year ending September 30, 2016.

The aggregate identified cost on a tax basis is $1,822,256,566, resulting in gross unrealized appreciation and depreciation of $26,217,322 and $34,507,172, respectively, or net unrealized depreciation of $8,289,850.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed

50 U.S. Government Income Trust

an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$671,082	Class R	20,119

Class B	13,857	Class Y	82,683

Class C	54,643	Total	$853,962

Class M	11,578

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,213 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $711, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.50%, and 0.50% of the average net assets attributable to class A, class M and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% of the assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% of all other net assets of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of Putnam U.S. Government Income Trust attributable to class M shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,009,533	Class M	34,107

Class B	81,712	Class R	60,479

Class C	328,811	Total	$1,514,642

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,994 and $69 from the sale of class A and class M shares, respectively, and received $2,531 and $279 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $212 and no monies on class A and class M redemptions, respectively.

U.S. Government Income Trust 51

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$10,145,458,406	$10,169,588,417

U.S. government securities (Long-term)	—	—

Total	$10,145,458,406	$10,169,588,417

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$3,641,861,800	$17,247,296	$480,000,000	$3,212,500

Options opened	5,162,606,300	34,592,127	1,748,000,000	7,927,813
Options exercised	(602,852,000)	(6,658,690)	—	—
Options expired	(3,269,343,900)	(8,846,347)	—	—
Options closed	(2,637,680,200)	(21,314,291)	(1,340,000,000)	(7,201,563)

Written options outstanding at
the end of the reporting period	$2,294,592,000	$15,020,095	$888,000,000	$3,938,750

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	3,583,091	$47,555,733	15,573,400	$212,770,072

Shares issued in connection with
reinvestment of distributions	699,396	9,271,006	1,258,301	17,163,252

	4,282,487	56,826,739	16,831,701	229,933,324

Shares repurchased	(9,018,910)	(119,834,439)	(15,647,304)	(213,746,897)

Net increase (decrease)	(4,736,423)	$(63,007,700)	1,184,397	$16,186,427

	Six months ended 3/31/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	62,893	$828,201	68,392	$929,160

Shares issued in connection with
reinvestment of distributions	11,968	157,923	21,328	289,546

	74,861	986,124	89,720	1,218,706

Shares repurchased	(148,263)	(1,957,431)	(355,780)	(4,839,320)

Net decrease	(73,402)	$(971,307)	(266,060)	$(3,620,614)

52 U.S. Government Income Trust

	Six months ended 3/31/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	549,521	$7,215,906	969,130	$13,101,107

Shares issued in connection with
reinvestment of distributions	41,710	548,023	69,147	934,863

	591,231	7,763,929	1,038,277	14,035,970

Shares repurchased	(885,921)	(11,638,871)	(1,331,963)	(18,026,506)

Net decrease	(294,690)	$(3,874,942)	(293,686)	$(3,990,536)

	Six months ended 3/31/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	21,440	$285,750	55,858	$765,991

Shares issued in connection with
reinvestment of distributions	5,202	69,269	9,466	129,617

	26,642	355,019	65,324	895,608

Shares repurchased	(87,384)	(1,167,144)	(191,498)	(2,627,466)

Net decrease	(60,742)	$(812,125)	(126,174)	$(1,731,858)

	Six months ended 3/31/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	443,598	$5,824,447	884,853	$11,975,596

Shares issued in connection with
reinvestment of distributions	16,636	218,339	32,605	440,400

	460,234	6,042,786	917,458	12,415,996

Shares repurchased	(362,379)	(4,760,278)	(1,505,301)	(20,321,137)

Net increase (decrease)	97,855	$1,282,508	(587,843)	$(7,905,141)

	Six months ended 3/31/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,744,342	$22,918,700	5,804,799	$78,789,682

Shares issued in connection with
reinvestment of distributions	104,432	1,371,545	170,214	2,300,310

	1,848,774	24,290,245	5,975,013	81,089,992

Shares repurchased	(1,950,208)	(25,636,496)	(3,459,791)	(46,674,740)

Net increase (decrease)	(101,434)	$(1,346,251)	2,515,222	$34,415,252

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$35,805,553	$264,650,209	$233,314,789	$59,637	$67,140,973

Totals	$35,805,553	$264,650,209	$233,314,789	$59,637	$67,140,973

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

U.S. Government Income Trust 53

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$276,900,000

Purchased swap option contracts (contract amount)	$2,194,300,000

Written TBA commitment option contracts (contract amount) (Note 3)	$570,900,000

Written swap option contracts (contract amount) (Note 3)	$2,231,000,000

Futures contracts (number of contracts)	800

Centrally cleared interest rate swap contracts (notional)	$2,546,800,000

OTC total return swap contracts (notional)	$415,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	$12,747,721*	depreciation	$22,181,468*

Total		$12,747,721		$22,181,468

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(3,822,217)	$4,553	$(11,672,700)	$(15,490,364)

Total	$(3,822,217)	$4,553	$(11,672,700)	$(15,490,364)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(445,390)	$289,662	$3,722,708	$3,566,980

Total	$(445,390)	$289,662	$3,722,708	$3,566,980

54 U.S. Government Income Trust

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U.S. Government Income Trust 55

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$3,938,834	$—	$—	$—	$—	$—	$—	$3,938,834

OTC Total return swap contracts*#	—	576,505	—	239	91,628	15,673	63,373	40,297	—	787,715

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts#	—	—	—	—	—	—	—	1,836,210	—	1,836,210

Purchased swap options**#	—	1,822,051	—	140	548,071	—	1,399,319	1,571,301	—	5,340,882

Purchased options**#	—	—	—	—	—	—	—	1,701,010	—	1,701,010

Total Assets	$—	$2,398,556	$3,938,834	$379	$639,699	$15,673	$1,462,692	$5,148,818	$—	$13,604,651

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	4,635,106	—	—	—		—	—	4,635,106

OTC Total return swap contracts*#	27,395	333,420	—	—	284,097	1,527	306,125	5,835	—	958,399

Futures contracts§	—	—	—	—	—	—	—	—	210,640	210,640

Forward premium swap option contracts#	—	—	—	—	—	—	—	2,506,052	—	2,506,052

Written swap options#	—	2,356,912	—	280	834,496	—	521	5,101,428	—	8,293,637

Written options#	—	—	—	—	—	—	—	1,121,090	—	1,121,090

Total Liabilities	$27,395	$2,690,332	$4,635,106	$280	$1,118,593	$1,527	$306,646	$8,734,405	$210,640	$17,724,924

Total Financial and Derivative Net Assets	$(27,395)	$(291,776)	$(696,272)	$99	$(478,894)	$14,146	$1,156,046	$(3,585,587)	$(210,640)	$(4,120,273)

Total collateral received (pledged)†##	$—	$(291,776)	$—	$—	$(419,916)	$—	$1,023,008	$(3,220,487)	$—

Net amount	$(27,395)	$—	$(696,272)	$99	$(58,978)	$14,146	$133,038	$(365,100)	$(210,640)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

56 U.S. Government Income Trust	U.S. Government Income Trust 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

58 U.S. Government Income Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

U.S. Government Income Trust 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 U.S. Government Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed
One Post Office Square	Ravi Akhoury	Chief Legal Officer
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA038
299987 5/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 27, 2016